Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

21.       Subsequent Events:

a) On January 22, 2021, the Company entered into a loan agreement with SEB for an amount of $39,000 (the “SEB $39,000 Facility”). The amount was drawn on January 25, 2021 and used to finance the cash consideration for the E.R. Acquisition Vessels (Note 5), which were delivered to the Company on January 26, 2021. The facility matures five years after the drawdown and is secured by first priority mortgages on the three aforementioned vessels.

b) On February 2, 2021, the Company entered into an agreement with Eneti Inc. (NYSE: NETI), formerly known as Scorpio Bulkers Inc., and certain other parties to acquire seven vessels, consisting of three Ultramax vessels, the SBI Pegasus, the SBI Ursa (renamed to Star Bovarius) and the SBI Subaru, and four Kamsarmax vessels, the SBI Capoeira, the SBI Carioca, the SBI Lambada and the SBI Macarena, (the “Eneti Acquisition Vessels”) by assuming the outstanding lease obligations of the Eneti Acquisition Vessels. The assumption of the lease obligations will be effected through the execution of seven tripartite novation agreements between a Chinese financial institution, Eneti Inc. and the Company. The lease terms will be for approximately 5 years with a purchase option price at a significantly lower level compared to the expected fair value of each vessel at the expiration of the bareboat charters term. As consideration for this transaction the Company agreed to issue to Eneti Inc. 3,000,000 newly issued common shares of the Company. To facilitate the issuance of these common shares, the Company issued to Eneti Inc. a warrant to purchase up to 3,000,000 of the Company’s common shares (the “Eneti Warrant”). The Eneti Warrant was issued on February 2, 2021 and, subject to its terms and conditions, may be exercised at an exercise price of $0.01 per share in connection with the delivery date of each of the Eneti Acquisition Vessels. The transaction was completed for six out of seven vessels on March 16, 2021 on which date the warrant was partially exercised with the Company issuing 2,649,203 of its common shares and assuming the outstanding lease obligations attributable to these six vessels of $86.9 million. The Eneti Warrant expires the earlier of May 14, 2021 or the delivery of the seventh vessel, the SBI Pegasus, which is expected to take place in early May, upon which the remaining 350,797 common shares will be issued and the Company will assume the then expected outstanding lease obligations of $12.7 million.

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STAR BULK CARRIERS CORP.

Notes to Consolidated Financial Statements
December 31, 2020
(Expressed in thousands of U.S. dollars except for share and per share data unless otherwise stated)

c) In February, 2021 the Company entered into two interest rate swaps, one with SEB and the other with ABN AMRO Bank N.V (“ABN”), to convert a portion of its debt from floating to a fixed rate. The following table summarizes the major terms of these interest rate swaps:

Counterparty	Trading Date	Inception	Maturity	Fixed Interest Rate	Notional amount as of inception
SEB	Feb-21	26 April 2021	26 January 2026	0.45%	$37,050
ABN	Feb-21	20 March 2021	20 December 2023	0.31%	$84,548

d) On March 3, 2021 the Company entered into a definitive agreement with a third party to acquire two ECO type resale 82,000 dwt Kamsarmax vessels at a price of $55,000 in aggregate. The vessels are expected to be delivered to the Company in June and September 2021 respectively directly from YAMIC yard (a joint venture between Mitsui and New Yangzijiang). An advance payment of $11.0 million was paid on March 17, 2021.

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